MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1997
--------------------------------------------------------------------------------

THE FUND

  o A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.

INVESTMENT OBJECTIVE

  o To achieve high monthly income consistent with preservation of capital

DIVIDEND OBJECTIVE

  o To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

REPORT FROM THE CHAIRMAN AND PRESIDENT

We appreciate the opportunity to provide the Semi-Annual Report to shareholders for Mentor Income Fund for the six months ended April 30, 1997.

During the six months ended April 30, 1997, the Fund paid dividends of $0.42 per share, which represents an annualized yield of 9.08% based on the Fund's closing market price of $9.25 on April 30, 1997. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 6.44%, attainable during the period from treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1997
--------------------------------------------------------------------------------

U.S. Treasury Curve

                    [graph]

          10/31/96             4/30/97
          --------             -------
 3 Mo.      5.144                5.238
 6 Mo.      5.264                5.522
 1 Yr.      5.404                5.887
 2 Yr.      5.732                6.274
 3 Yr.      5.86                 6.398
 5 Yr.      6.07                 6.565
10 Yr.      6.341                6.709
30 Yr.      6.641                6.954


Source: Bloomberg

MARKET CONDITIONS
The six-month period ended April 30, 1997 saw interest rates increase across the yield curve, with the most significant rise in the intermediate sector. Three-month yields rose 0.09% and 30-year rates rose 0.31%. Two and 10-year treasuries closed the period at 6.27% and 6.71%, up 0.54% and 0.37% respectively from the beginning of the period.

The final two months of 1996 and the early part of 1997 saw interest rates fall modestly. During February, however, as economic statistics showed increasing strength, market participants began to assume that the Federal Reserve would soon intervene to slow economic growth and inflation prospects. The markets reacted accordingly, with rates trending upward during the February through April period. The Fed's decision to raise the Fed Funds rate by 0.25% to 5.50% at its late-March Open Market Committee meeting confirmed the market's assumption of tighter monetary policy. We suspect that this will be the first of several moderate rate increases by Mr. Greenspan and his colleagues in the coming months.

EFFECT ON THE FUND
When compared to the indexes which we have traditionally used to assess our relative performance, our results for the six-month period ending April 30, 1997 provided competitve returns to our shareholders. The Fund's 3.20% net asset value total return for the six months ending April 30, 1997 compares to the

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1997
--------------------------------------------------------------------------------
2.70%, 1.40%, and 0.99% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes,* respectively.

Total Return
Mentor Income Fund vs.
Fixed-Income Sectors
Six Months Ended 4/30/97

                 [graph]


3.20%      2.70%        1.40%       .99%

Mentor     Merrill      Merrill    Merrill
Income     Lynch        Lynch      Lynch
Fund       Mortgage     Gov't      7-Year
           Index        Bond       Treasury
                        Index      Index



PORTFOLIO STRATEGY
Throughout the six-month period common themes continued to support our strategy for seeking to fulfill our objectives -- to provide attractive income, maintain risk close to that of intermediate treasuries, and capitalize on investment opportunities as they present themselves.

Throughout the period, we continued to seek to add value through security selection, sector allocation, and yield curve-weighting strategies.** We chose to make only limited duration bets, generally maintaining a portfolio duration approximately 5% to 10% longer than our Merrill Lynch 7-Year Treasury benchmark. As 1997 progressed and the fixed-income markets weakened in the face of strong economic statistics and the likelihood of Fed intervention, we continued to maintain a duration posture only modestly longer than our benchmark. Our analysis led us to believe that any benefits of increased yield associated with additional duration extensions would be more than offset by increased downside risk.

During the six-month period we sold a portion of our position in complex securities, such as teaser ARMs (adjustable rate mortgages), which offer incremental yield but are vulnerable to Fed tightenings. Otherwise, most of the changes to the portfolio were minor adjustments. At the end of April we maintained a portfolio duration tilt approximately 10% longer than our

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1997
--------------------------------------------------------------------------------
7-year Treasury Index benchmark, only modestly longer than we had maintained earlier in the period.

Portfolio Composition



     [PIE CHART GRAPH]


Fixed-Rate
Multiple Class
Collateralized
Mortgage Obligations            28.0%

Fixed Rate
Single-Class
Mortgage Backed
Securities                      25.4%

Corporate Bonds                 12.0%

Adjustable-Rate
Mortgage Backed
Securities                      10.0%

Residual Interests               9.2%

Asset-Backed
Securities                       7.9%

U.S. Government Agencies         2.5%

Repurchase Agreement             1.1%

Preferred Stock                  3.6%

Interest-Only Securities         0.3%



MARKET OUTLOOK
As noted previously, we believe that the recent Fed tightening may be the first of several moderate interest-rate increases in the coming months. This is likely to lead to choppy markets during upcoming months and perhaps to continued weakness in the short term. However, we strongly feel that the Fed's current inflation vigilance is laying the groundwork for bullish long-term prospects for the fixed-income markets. When compared to other asset classes, and when compared to current levels of inflation, we believe that a 30-year bond yielding in excess of 7% represents compelling value. We plan, however, to remain patient as we look for opportunities to extend duration, realizing through experience that markets often over-react in the short term before establishing trends in keeping with long-term market fundamentals.

MENTOR INCOME FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1997
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.

Sincerely,

/s/ Weston E. Edwards
--------------------------
Weston E. Edwards, CFA
CHAIRMAN

/s/ Paul F. Costello
--------------------------
Paul F. Costello
PRESIDENT

 * The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of 2,347 treasury and agency issues with maturities ranging from one to 30 years. The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. Of course, treasuries are guaranteed as to principal and interest, while the fund's shares are not guaranteed and will fluctuate. Performance does not include sales charges and does include reinvestment of all distributions.

** While the portfolio managers will endeavor to manage the portfolio in accordance with an active fixed-income investment process, there are no guarantees that they will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after re-investing all distributions.

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                               SHARES OR
                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS                                   129.26%
---------------------------------------------------------------------------------------------------------

PREFERRED STOCK                                           4.71%
  Home Ownership (cost $5,661,879)                                              5,650,000    $  5,517,790
---------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                  52.49%
---------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation
  6.50%, Series 1422, 2/15/07-REMIC*                                          $ 4,565,108       4,348,265
  6.50%, Series 1993-18Z,
     2/25/08-REMIC                                                              4,168,596       3,804,169
  6.50%, Series 1647 B, 11/15/08-REMIC*                                         8,639,312       8,213,394
  9.50%-10.75%, 9/01/09-9/01/18                                                 2,896,051       3,076,211
  7.50%, 11/01/11*                                                              4,947,889       4,995,824
Federal National Mortgage Association
  10.50%, Series 67488, 11/01/18*                                               6,344,542       6,996,844
  7.36%, 7/01/27-ARM                                                               32,837          32,498
Government National Mortgage Association
  7.00%, 15-year Platinum, 12/15/08*                                            4,985,404       4,970,248
  11.50%, 2/15/13-6/15/19                                                         223,490         247,830
  5.00%-5.50%, 10/20/26-1/20/27*                                               19,186,185      18,787,612
  6.00%, 4/20/27-ARM                                                            2,297,750       2,292,006
U.S. Treasury Note, 6.63%, 3/31/02                                              3,750,000       3,755,850
---------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies (cost
  $61,483,172)                                                                                 61,520,751
---------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                          15.68%
---------------------------------------------------------------------------------------------------------

FINANCE                                                             10.75%
  Capital One Bank, 7.15%, 9/15/06                                              4,000,000       4,046,860
  Lehman Brothers, 7.50%, 8/01/26                                               1,500,000       1,519,800
  Nationsbank, 7.50%, 9/15/06                                                   1,500,000       1,512,000
  Salomon, Inc., 7.65%, 6/27/05                                                 2,700,000       2,693,412
  Sunamerica, Inc., 7.34%, 8/30/05                                              1,750,000       1,728,668
  Travelers, Inc., 9.50%, 3/01/02                                               1,000,000       1,101,000
---------------------------------------------------------------------------------------------------------
                                                                                               12,601,740
---------------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------
INDUSTRIAL                                                           1.28%
  Service Corporation, 7.38%, 4/15/04                                         $ 1,500,000    $  1,506,765
---------------------------------------------------------------------------------------------------------
UTILITIES                                                            3.65%
  Mississippi Power & Light, 8.80%, 4/01/05                                     4,250,000       4,287,188
---------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $18,486,365)                                                       18,395,693
---------------------------------------------------------------------------------------------------------
PRIVATE ISSUES                                           44.39%
---------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGES                                           11.09%
  California Federal Bank
     Series 1991-2, Class A, 8.75%, 7/15/21                                       534,466         534,680
  Kidder Peabody Acceptance Corporation
     Series 1989-3, Class A, 8.91%, 6/20/19                                     1,067,553       1,067,874
  PaineWebber Mortgage Acceptance Corporation
     Series 1993-1, Class M-1, 7.91%, 3/25/23                                   1,507,879       1,526,727
     Series 1993-3, Class M-1, 7.59%, 4/25/23                                   2,503,534       2,534,829
  Sears Mortgage Securities Corporation
     Series 1992-9, Class A, 7.91%, 10/25/21                                    1,701,579       1,732,548
  Structured Asset Securities Residential Trust
     Series 1990-1, Class A, 7.68%, 4/01/20                                     5,455,268       5,599,320
---------------------------------------------------------------------------------------------------------
                                                                                               12,995,978
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                             13.99%
  Advanta Mortgage Loan Trust,
     Series 1993-3 A5, 5.55%, 1/25/25                                           1,434,176       1,318,466
  AFG Receivables Trust, 6.45%, 9/15/00                                         1,053,761       1,044,540
  CS First Boston, Series 1996-2 A6,
     7.18%, 2/25/18                                                             2,750,000       2,670,937
  First Interstate Bank of California,
     8.90%, 11/15/97                                                            5,423,677       5,474,524
  Olympic Automobiles Receivables Trust, 6.85%,
     6/15/01                                                                    1,694,802       1,701,157
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-2, 6.20%, 6/15/08                                              1,721,183       1,681,381
  Union Acceptance Corporation,
     6.45%, 7/08/03                                                             2,510,618       2,505,911
---------------------------------------------------------------------------------------------------------
                                                                                               16,396,916
---------------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------

PRIVATE ISSUES (CONTINUED)
---------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION                                  18.88%
  General Electric Capital Mortgage Services
     Series 1993-18 B1, 6.00%, 2/25/09                                        $ 2,114,212    $  1,975,562
     Series 1996-4 B1, 7.00%, 3/25/26                                           4,459,884       4,196,822
  Prudential Home Mortgage Securities
     Series 1993-27 M, 7.50%, 5/25/23                                           3,267,797       3,212,898
     Series 1993-22 M, 7.00%, 7/25/23                                           4,806,934       4,589,872
     Series 1994-29 M, 7.00%, 10/25/24                                          3,218,054       3,065,698
     Series 1995-5 M, 7.25%, 9/25/25                                            2,603,388       2,503,728
     Series 1995-5 B1, 7.25%, 9/25/25                                           2,689,019       2,577,678
---------------------------------------------------------------------------------------------------------
                                                                                               22,122,258
---------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES                                           0.10%
  Republic Federal Savings & Loan Association
     Series 1988-03, Class A, 9.75%, 6/01/18                                      114,964         114,137
---------------------------------------------------------------------------------------------------------

INTEREST ONLY SECURITIES                                             0.33%
  Conti-Mortgage
     Series 94-3, A3-1, 0.52%, 5/15/09                                         29,723,065         111,461
     Series 94-3, A3-1, 0.13%, 3/15/14                                         73,050,000         273,938
---------------------------------------------------------------------------------------------------------
                                                                                                  385,399
---------------------------------------------------------------------------------------------------------

Total Private Issues (cost $51,459,237)                                                        52,014,680
---------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                       11.99%
  Capital Mortgage Funding, Inc., 1996-1, 1/27/27                                  41,192       1,388,646
  Capital Mortgage Funding, Inc., 1997-1, 12/10/26                                 53,713       1,039,522
  General Mortgage Securities, Inc., 1989-2, 1996,
     4/17/19                                                                       25,195       1,235,452
  General Mortgage Securities II, Inc., 1991-2, 1996,
     1/28/30                                                                        4,585         813,928
  General Mortgage Securities II, Inc., 1991-4, 1996,
     3/28/20                                                                          776         447,309

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

  General Mortgage Securities II, Inc., 1991-7, 1996,
     6/28/30                                                                  $     3,226    $    475,903
  General Mortgage Securities II, Inc., 1995-1, 1996,
     6/25/20                                                                       26,957         660,756
  General Mortgage Securities II, Inc., 1995-4, 1996,
     6/25/23                                                                       14,658         550,238
  General Mortgage Securities II, Inc., 1996-1, 1996,
     11/25/22                                                                      14,549         607,776
  National Mortgage Funding I, Inc., 1992-4, 1996,
     11/27/22                                                                      12,187         841,428
  National Mortgage Funding I, Inc., 1993-1, 1996,
     6/18/14                                                                       51,585         712,309
  National Mortgage Funding I, Inc., 1995-4, 1996,
     3/20/21                                                                       12,868         214,793
  National Mortgage Funding I, Inc., 1995-5, 1996,
     3/25/22                                                                        4,981         405,419
  National Mortgage Funding I, Inc., 1995-7, 1996,
     9/17/25                                                                       32,861         834,905
  National Mortgage Funding I, Inc., 1995-8, 1996,
     8/25/22                                                                       45,000         785,017
  National Mortgage Funding I, Inc., 1995-9, 1996,
     11/19/25                                                                      38,590         603,312
  National Mortgage Funding I, Inc., 1996-1, 1996,
     4/25/25                                                                       48,249         722,488
  National Mortgage Funding I, Inc., 1996-4, 1996,
     10/25/21                                                                      11,328         470,120
  National Mortgage Funding I, Inc., 1996-5, 1996,
     5/22/26                                                                       80,791       1,238,528
---------------------------------------------------------------------------------------------------------

Total Residual Interests (cost $13,788,178)                                                    14,047,849
---------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
  (COST $150,878,831)                                                                         151,496,771
---------------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                               PRINCIPAL        MARKET
                                                                                AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS                                    1.38%
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 4/30/97, 5.50%, due 5/1/97
  collateralized by $1,702,572 Federal Home
  Loan Mortgage Corporation, 7.00%, 10/01/26,
  market value $1,654,155 (cost $1,616,042)                                   $ 1,616,042    $  1,616,042
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $152,494,873)                   130.64%                               153,112,813
---------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                           (30.64%)                              (35,912,530)
---------------------------------------------------------------------------------------------------------

NET ASSETS                                              100.00%                              $117,200,283
----------------------------------------------------------------------------------------------------------

REMIC-Real Estate Mortgage Investment Conduit

ARM-Adjustable Rate Mortgage

* Certain of these securities are segregated as collateral for a reverse repurchase agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (identified cost $152,494,873)                                           $153,112,813
  Receivables
     Investments sold                                                                                 311,813
     Interest                                                                                       1,274,182
  Other assets                                                                                         73,138
---------------------------------------------------------------------------------------------------------------
       Total assets                                                                               154,771,946
---------------------------------------------------------------------------------------------------------------

LIABILITIES
  Reverse repurchase agreement                                                                     37,000,000
  Income dividend payable                                                                             198,945
  Unrealized depreciation on interest rate swaps                                                      243,075
  Accrued expenses and other liabilities                                                              129,643
---------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                           37,571,663
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $117,200,283
===============================================================================================================

ANALYSIS OF NET ASSETS
  Common stock at par value                                                                      $    118,178
  Accumulated paid-in capital                                                                     131,619,599
  Accumulated net investment loss                                                                    (326,174)
  Accumulated net realized losses                                                                 (14,586,185)
  Net unrealized appreciation of investments                                                          374,865
---------------------------------------------------------------------------------------------------------------
       Net Assets                                                                                $117,200,283
       Shares Outstanding                                                                          11,817,776
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                        $       9.92
===============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest and net discount earned                                                               $  6,398,691
---------------------------------------------------------------------------------------------------------------

EXPENSES
  Investment advisory fee                                                                             380,609
  Administration fee                                                                                   58,555
  Reports to shareholders                                                                              53,206
  Custodian and transfer agent fees                                                                    50,299
  Directors' fees and expenses                                                                         35,968
  Shareholder servicing expenses                                                                       29,753
  Audit fees                                                                                           20,682
  Legal fees                                                                                           18,228
  Registration and filing fees                                                                         14,249
  Miscellaneous                                                                                         4,930
---------------------------------------------------------------------------------------------------------------
     Total operating expenses                                                                         666,479
---------------------------------------------------------------------------------------------------------------
  Interest expense                                                                                  1,006,050
---------------------------------------------------------------------------------------------------------------
       Total expenses                                                                               1,672,529
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                               4,726,162
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                                   (206,620)
  Net realized loss on futures contracts                                                              (65,836)
---------------------------------------------------------------------------------------------------------------
     Net realized loss on investments                                                                (272,456)
  Change in unrealized appreciation (depreciation)
     of investments                                                                                  (881,659)
  Net unrealized depreciation on interest-rate swap                                                  (243,075)
---------------------------------------------------------------------------------------------------------------
     Net unrealized depreciation on investments                                                    (1,124,734)
---------------------------------------------------------------------------------------------------------------
       Net realized and unrealized loss on investments                                             (1,399,190)
---------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                           $  3,328,972
===============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Interest received                                                                              $  6,569,887
  Interest paid                                                                                      (994,894)
  Operating expenses paid                                                                            (645,176)
---------------------------------------------------------------------------------------------------------------
     Net cash provided by operating activities                                                      4,929,817
---------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of portfolio securities                                                                (71,592,359)
  Proceeds from disposition of portfolio securities                                                54,657,724
  Variation margin on futures and options contracts                                                   (68,258)
---------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                                        (17,002,893)
---------------------------------------------------------------------------------------------------------------
       Net cash used by operating and investing activities                                        (12,073,076)
---------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceeds from reverse repurchase agreements                                                  17,000,000
  Net proceeds from dollar roll transactions                                                           43,332
  Cash dividends paid                                                                              (4,970,256)
---------------------------------------------------------------------------------------------------------------
     Net cash used in financing activities                                                         12,073,076
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                                             -
Cash at beginning of period                                                                                 -
---------------------------------------------------------------------------------------------------------------
Cash at end of period                                                                            $          -
===============================================================================================================

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH USED BY OPERATING AND INVESTING ACTIVITIES
  Increase in net assets from operations                                                         $  3,328,972
  Increase in investments-net                                                                      (3,730,184)
  Decrease in receivable for investment securities sold                                             3,030,873
  Decrease in interest receivable                                                                     108,639
  Decrease in other assets                                                                             50,577
  Decrease in payable for investments purchased                                                   (16,356,159)
  Increase in accrued expenses and other liabilities                                                   95,016
  Net realized loss                                                                                   274,456
  Net unrealized depreciation                                                                       1,124,734
---------------------------------------------------------------------------------------------------------------
     Net cash used by operating and investing activities                                         $(12,073,076)
===============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Six Months Ended
                                                                        April 30, 1997        Year Ended
                                                                         (Unaudited)       October 31, 1996
-----------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
OPERATIONS
  Net investment income                                                  $  4,726,162        $  9,793,912
  Net realized loss on investments                                           (272,456)         (1,861,525)
  Change in unrealized appreciation
     (depreciation) of investments                                         (1,124,734)            215,494
-----------------------------------------------------------------------------------------------------------
     Increase in net assets from operations                                 3,328,972           8,147,881
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                    (4,967,082)         (9,926,059)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets                                                     (1,638,110)         (1,778,178)

NET ASSETS
  Beginning of period                                                     118,838,393         120,616,571
-----------------------------------------------------------------------------------------------------------
  End of period                                                          $117,200,283        $118,838,393
===========================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                 Six Months
                                                                    Ended          Year           Year
                                                                   4/30/97         Ended         Ended
                                                                 (Unaudited)     10/31/96       10/31/95
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.06      $  10.21       $   9.60
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                0.40          0.83           0.80
  Net realized and unrealized gain (loss) on investments              (0.12)        (0.14)          0.70
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     0.28          0.69           1.50

LESS DISTRIBUTIONS AND CAPITALIZED EXPENSES
  Distributions from net investment income                            (0.42)        (0.84)         (0.89)
  Initial and equity rights offering expenses
     charged to capital                                                   -             -              -
-------------------------------------------------------------------------------------------------------------
  Total distributions and capitalized expenses                        (0.42)        (0.84)         (0.89)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    9.92      $  10.06       $  10.21
-------------------------------------------------------------------------------------------------------------
Per share market price, end of period                             $    9.25      $   9.00       $   8.88
Total Investment Return
  Based on market price                                                7.56%        11.24%         18.83%
  Based on net asset value                                             3.20%         8.08%         17.48%
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $ 117,200      $118,838       $120,617
Ratio of gross investment income to average net assets                10.84%(a)     11.12%         10.58%
Ratio of operating expenses to average net assets                      1.13%(a)      1.13%          1.09%
Ratio of total expenses to average net assets                          2.83%(a)      2.84%          2.39%
Ratio of net investment income to average net assets                   8.01%(a)      8.28%          8.19%
Portfolio turnover rate                                               36.15%       189.71%        153.92%
Shares outstanding at end of period (in thousands)                   11,818        11,818         11,818
=============================================================================================================

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      Year         Year          Year
                                                                     Ended        Ended         Ended
                                                                    10/31/94     10/31/93      10/31/92
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                $  11.29     $  11.06      $  11.57
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                 1.02         1.05          1.23
  Net realized and unrealized gain (loss) on investments               (1.75)        0.23         (0.46)
------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     (0.73)        1.28          0.77

LESS DISTRIBUTIONS AND CAPITALIZED EXPENSES
  Distributions from net investment income                             (0.96)       (1.05)        (1.26)
  Initial and equity rights offering expenses
     charged to capital                                                    -            -         (0.02)
------------------------------------------------------------------------------------------------------------
  Total distributions and capitalized expenses                         (0.96)       (1.05)        (1.28)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   9.60     $  11.29      $  11.06
------------------------------------------------------------------------------------------------------------
Per share market price, end of period                               $   8.25     $  10.50      $  12.38
Total Investment Return
  Based on market price                                               (13.32%)      (6.91%)       14.62%
  Based on net asset value                                             (6.19%)      12.00%         6.24%
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $113,401     $133,077      $126,947
Ratio of gross investment income to average net assets                 12.18%       11.79%        12.84%
Ratio of operating expenses to average net assets                       1.22%        1.09%         1.13%
Ratio of total expenses to average net assets                           2.38%        2.48%         2.04%
Ratio of net investment income to average net assets                    9.80%        9.31%        10.80%
Portfolio turnover rate                                               173.71%      269.16%       219.43%
Shares outstanding at end of period (in thousands)                    11,818       11,786        11,478
============================================================================================================

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)

NOTE 1: ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Mentor Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

Security Valuation

The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Repurchase Agreements

All repurchase agreements are fully collateralized by U.S. Government Agency securities and such collateral is in the possession of the Fund's custodian. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

Options Written or Purchased

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option sold or purchased. The difference

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss on investment transactions.

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The risks of entering into futures contracts arise from the movements in the value of the investments and interest rates. At April 30, 1997, the Fund had no open futures contracts.

Dollar Rolls

A dollar roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

Interest-Rate Swap

An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of April 30, 1997, the Fund had entered into the following interest rate swap agreements. In each agreement, the Fund has exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi-annual basis. During the six months period ended April 30, 1997, no cash payments were received in connection with the interest rate swap agreement, however, the net interest receivable accrued at the end of the period was $67,055.

                                        Rate Paid    Rate Received                                         Net
          Swap             Notional    by the Fund    by the Fund         Floating        Termination   Unrealized
     Counter Party        Principal    at 4/30/97     at 4/30/97         Rate Index          Date          Loss
------------------------------------------------------------------------------------------------------------------
Lehman Brothers                                                        3-Month Canadian
                          $8,500,000       3.11%          6.39%      Bankers Acceptance     2/28/07     $(167,744)
Lehman Brothers                                                        3-Month Canadian
                           8,500,000       3.15%          6.60%      Bankers Acceptance      3/7/07       (75,331)
                                                                                                        ----------
                                                                                                        $(243,075)

Interest-Rate Cap

An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

performance by the other party to the interest-rate cap.

Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund invests in mortgage security residual interest ("residuals") which are considered derivative securities. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Fund will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Fund's objective of achieving high monthly income through providing a means of economic leverage.

Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and collateralized mortgage obligations are amortized into interest income using the effective-yield method.

Federal Income Taxes

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

investment company and distribute all of its taxable income to its shareholders.

Reclassification of Capital Accounts

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Distributions to Shareholders

The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.

NOTE 2: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments, options, caps, and futures transactions, aggregated $68,311,213 and $56,630,238 respectively, for the six months ended April 30, 1997. At April 30, 1997, the cost of securities for federal income-tax purposes was $152,494,873 and net unrealized appreciation aggregated $617,940 of which $2,769,749 related to appreciated securities and $2,151,809 related to depreciated securities. The Fund had an unused realized capital loss carryforward for income-tax purposes of $14,376,213 at October 31, 1996, of which $721,487 expires in 2000, $11,955,561 expires in 2002 and $1,699,165 expires in 2004.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
The Mentor Income Fund has entered into an Investment Advisory and Management Agreement with Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of Mentor Investment Group, LLC, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group. Pursuant to this agreement, the Fund pays Mentor Advisors a monthly management fee at the annual rate of 0.65% of average daily net assets. Mentor Investment Group provides administrative personnel and services to the Fund at an

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

annual rate of 0.10% of the Fund's average daily net assets.

NOTE 4: BORROWINGS
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately $38,471,058 or $3.26 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.49%. The maximum amount of borrowings outstanding at any week-end during the period was $47,021,150 (including accrued interest) as of February 24, 1997, at a weighted average interest rate of 5.40%, and was 26.93% of total assets. The rate on the April 30, 1997, borrowing was 5.55% and it matures on May 5, 1997.

NOTE 5: CAPITAL
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At April 30, 1997, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the six months ended April 30, 1997, no shares were issued.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
Shown in thousands of dollars and per common share:

                                                                                                  Increase
                                                                                                 (Decrease)
                               Investment         Net Investment       Net Gain (Loss)         in Net Assets
                                 Income               Income            on Investments        from Operations
                            ----------------     ----------------     ------------------     ------------------
                                        Per                  Per                   Per                    Per
Quarter End                 Total      Share     Total      Share      Total      Share       Total      Share
------------------------    ------     -----     ------     -----     -------     ------     -------     ------
1997
April 30, 1997               3,303      0.28      2,423      0.21          11       0.00       2,434       0.21
January 31, 1997             3,096      0.26      2,303      0.19      (1,410)     (0.12)        893       0.07

1996
October 31, 1996            $3,074     $0.30     $2,405     $0.21     $ 3,495     $ 0.30     $ 5,900     $ 0.51
July 31, 1996                3,278      0.28      2,486      0.21      (1,545)     (0.13)        941       0.08
April 30, 1996               3,596      0.30      2,530      0.21      (6,726)     (0.57)     (4,196)     (0.36)
January 31, 1996             3,205      0.27      2,373      0.20       3,130       0.26       5,503       0.46

MENTOR INCOME FUND, INC.
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      SHAREHOLDER INFORMATION

      INVESTMENT MANAGER
        CORPORATE OFFICE
           Mentor Investment Advisors, LLC
           Riverfront Plaza, 901 East Byrd Street
           Richmond, Virginia 23219

        INVESTOR RELATIONS OFFICE
           1-800-382-0016

        OPERATIONS OFFICE
           Riverfront Plaza, 901 East Byrd Street
           Richmond, Virginia 23219

      TRANSFER AGENT AND REGISTRAR
        State Street Bank & Trust Company
        Post Office Box 366
        Boston, Massachusetts 02101
        (800) 426-5523

      CUSTODIAN
        Investor Fiduciary Trust Company
        811 Main - 11th Floor
        Kansas City, Missouri 64105

      INDEPENDENT AUDITORS
        KPMG Peat Marwick LLP
        99 High Street
        Boston, Massachussetts 02110

      LEGAL COUNSEL
        Dechert Price & Rhoads
        1500 K Street, N.W.
        Washington, D.C. 20005

      DIRECTORS AND OFFICERS

      DIRECTORS
        Weston E. Edwards, CHAIRMAN
        Jerry R. Barrentine
        Daniel J. Ludeman
        J. Garnett Nelson

      OFFICERS
        Paul F. Costello, PRESIDENT
        Terry L. Perkins, TREASURER
        John M. Ivan, SECRETARY
        Michael A. Wade, ASSISTANT TREASURER
        Sander M. Bieber, ASSISTANT SECRETARY
        Joseph R. Fleming, ASSISTANT SECRETARY

                            MENTOR INCOME FUND, INC.

                          ---------------------------
                               SEMI-ANNUAL REPORT
                          ---------------------------

                                 April 30, 1997

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